EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Quarterly Report on Form 10-QSB, for the quarterly period ended March 31, 2007, and is not filed, as provided in Release 33-8212, 34-47551.

In connection with the accompanying Quarterly Report of Treaty Oak Bancorp, Inc. (“Treaty Oak”) on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey L. Nash, President and Chief Executive Officer of Treaty Oak, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                                  the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Treaty Oak.

A signed original of this written statement required by Section 906 has been provided to Treaty Oak and will be retained by Treaty Oak and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2007

/s/ Jeffrey L. Nash
Jeffrey L. Nash
President and Chief Executive Officer